Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1992-1

KEY PERFORMANCE FACTORS
June, 1997

Scheduled Maturity                                      12/15/97

Coupon                                                  7.25%

Excess Protection Level
   3 Month Average  5.36%
      June, 1997  6.27%
      May, 1997  6.03%
      April, 1997  3.76%


Cash Yield                                              21.10%

Investor Charge Offs                                    5.58%

Base Rate                                               9.25%

Over 35 Day Delinquency                                 4.90%

Seller's Interest                                       13.07%

Total Payment Rate                                      10.34%

Total Principal Balance                                $6,019,904,704.03

Investor Participation Amount                          $249,999,999.98

Seller Participation Amount                            $786,571,370.73